(each a series of Northern Lights Fund Trust)

Supplement dated June 21, 2019,

to the Prospectus dated October 30, 2018

Power Income Fund Class A: PWRAX Class C: PWRCX Class I: PWRIX	Power Dividend Index Fund Class A: PWDAX Class C: PWDCX Class I: PWDIX
Power Momentum Index Fund Class A: MOJAX Class C: MOJCX Class I: MOJOX	Power Global Tactical Allocation/JAForlines Fund Class A: GTAAX Class C: GLACX Class I: GTAIX
Power Floating Rate Index Fund Class A: FLOAX Class C: FLOCX Class I: FLOTX	Power Dividend Mid-Cap Index Fund Class A: DMCAX Class C: DMCCX Class I: DMCIX

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Power Income Fund:

The Performance Table and Index information in the section entitled “Performance” in the Fund’s prospectus is hereby restated as follows:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I shares	One Year	Five Years	Since Inception (9/14/2010)
Return before taxes	3.42%	2.70%	2.91%
Return after taxes on distributions	1.71%	1.52%	1.73%
Return after taxes on distributions and sale of Fund shares	1.93%	1.52%	1.74%
Class A Return before taxes	(2.11)%	1.37%	1.94%
Class C Return before taxes	2.39%	N/A	1.19%*
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	2.95%
Bloomberg Barclays Global Aggregate Bond Index
Reference Index	1.01%	0.00%	1.93%

* Class C shares of the Power Income Fund commenced operations on November 25, 2014

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.

The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

The Bloomberg Barclays Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index is weighted according to each countries market capitalization, except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

The Reference Index is a combination of 80% Bloomberg Barclays Global Aggregate Bond Index, 10% of MSCI ACWI, and 10% of S&P Goldman Sachs Commodities Index. The MSCI ACWI Index represents the performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. The S&P Goldman Sachs Commodities Index is a is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

Power Dividend Index Fund:

The Fund’s Principal Investment Strategies section and the section entitled “Additional Information About Principal Investment Strategies and Related Risks” of the Prospectus is hereby restated as follows:

The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing in an index that provides a formulaic methodology for allocating investment between the S-Network Quality Sector Dividend Dogs Index (SNQDIV) and short term treasuries.

SNQDIV selects as of November 30 the top five companies with the highest ratio of free cash flow to debt from among the 10 companies with the highest dividend yields in each of the ten sectors (excluding Real Estate) of the S-Network US Equity Large/Mid-Cap 1000 Index (SN1000). Free cash flow is the amount of cash a company produces after paying for operating and capital expenses. Only companies with positive free cash flow, at least one dividend paid during the previous four quarters, and meeting an average daily traded value minimum over the previous 90 days are eligible for inclusion in SNQDIV. If there are fewer than five eligible securities represented in any sector as of the snapshot date, SNQDIV will include only those securities that qualify.

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend producing securities. The Fund will invest in as many as 50 common stocks from the universe of stocks represented in the S-Network Large/Mid Cap 1000 Index. If the Fund holds an investment in common stock of a company that is removed from the S-Network Large/Mid Cap 1000 Index, that position will be sold.

This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Dividend Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative. From time to time, the Adviser anticipates that its defensive tactical overlay may trigger multiple “positive” or negative” indicators over a period of several days. In such cases, the Adviser, in an effort to avoid incurring additional brokerage costs to the Fund, may choose not to implement a particular “buy” or “sell” signal at the time of the trigger.

The adviser seeks to achieve the Fund’s secondary investment objective by hedging the equity portfolio when its defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to cash equivalents or U.S. Treasury securities if the adviser determines the Fund should adopt a temporary defensive position due to market conditions. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

Additionally, the Performance Table and Index information in the section entitled “Performance” in the Fund’s prospectus is hereby restated as follows:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I shares	One Year	Since Inception (11/7/2013)
Return before taxes	11.42%	8.31%
Return after taxes on distributions	10.54%	7.60%
Return after taxes on distributions and sale of Fund shares	7.14%	6.39%
Class A Return before taxes	5.68%	6.75%
Class C Return before taxes*	10.37%	4.62%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	21.83%	10.96%
S&P 500 Value Total Return Index

* Class C Shares commenced operations on November 25, 2014

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A shares, which are not shown, will vary from those of Class I shares.

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

The S&P 500 Value Total Return Index is a market cap-weighted index that covers the complete market cap of the S&P 500 index. All S&P 500 index stocks are represented in both and/or each Growth and Value index. The growth factors used to determine a stock's growth score are 5-year earnings per share growth rate, 5-year sales per share growth rate and 5-year internal growth rate (ROE * earnings retention rate). The value factors used to determine a stock's value score are book value to price ratio, cash flow to price ratio, sales to price ratio and dividend yield. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

Additionally, the section in the Prospectus entitled “Appendix A – Additional Information about the Power Dividend Index” is hereby deleted in its entirety.

Power Momentum Index Fund

The Fund’s principal investment strategies section and the section entitled “Additional Information About Principal Investment Strategies and Related Risks” of the Prospectus is hereby restated as follows:

The adviser seeks to achieve the Fund’s objectives by investing in equally-weighted stocks at the beginning of each quarter that produced the highest risk-adjusted returns for the previous calendar quarter from each of the ten sectors (REITS are excluded) that comprise the S-Network Large/Mid Cap 1000 Index. The Fund seeks to replicate the returns of the adviser’s proprietary W.E. Donoghue

Power Momentum Index. The Fund is predicated upon and has entered a licensing agreement with S-Network US Equity Large/Mid Cap Sharpe Ratio Index (“SNSHRPX”) for the Power Momentum Index which tracks the SNSHRPX Index of 50 stocks (five from each of the ten sectors which comprise the S-Network Large/Mid Cap 1000 Index), as determined by the highest risk-adjusted returns from the previous quarter and will reconstitute and rebalance each calendar quarter thereafter. The adviser uses a total return variation of the SNSHRPX Index to signal investment into and out of these 50 common stocks. The Fund invests in common stocks from the universe of stocks represented in the S-Network Large/Mid Cap 1000 Index which are also constituents of the SNSHRPX Index. The SNSHRPX Index selects the five stocks in each of the ten sectors that make up the S-Network Large/Mid Cap 1000 Index that have the highest 90-day Sharpe ratio. Sharpe ratio is a measure of a stock’s risk-adjusted return. This methodology is designed to convey the benefits of risk-adjusted returns, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Momentum Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative. If the Fund holds an investment in common stock of a company that is removed from the S-Network Large/Mid Cap 1000 Index, that position will be sold.

When the adviser’s defensive tactical overlay indicates a defensive position, the adviser will increase allocations to cash equivalents such as money market funds or U.S. Treasury securities in an attempt to mitigate market risk. Technical indicators are utilized on each sector individually to determine whether to be in a bullish or defensive posture.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Power Momentum Index. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

Power Floating Rate Index Fund

The following sentences are deleted from the Fund’s principal investment strategies section and the section entitled “Additional Information About Principal Investment Strategies and Related Risks” in the Prospectus:

The Fund’s adviser determined the methodology for the creation of the Power Floating Rate Index, which is ultimately calculated by Standard & Poor’s Custom Indices.

The Fund may also use leverage (borrowing) to gain additional exposure to floating rate investments and high yield securities when the adviser believes that such investments are in a position to increase in value over time.

Power Mid-Cap Index Fund

The Fund’s principal investment strategies section and the section entitled “Additional Information About Principal Investment Strategies and Related Risks” of the Prospectus is hereby restated as follows:

The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by managing the Fund in a manner that seeks to track the W.E. Donoghue & Co., Power Dividend Mid-Cap Index (the “Power Dividend Mid-Cap Index”). For purposes of this prospectus, “mid-cap” issuers are U.S. companies with an unadjusted marked capitalization of between $1.6 billion and $6.8 billion.

The Power Dividend Mid-Cap Index is comprised of, and the Fund will primarily invest in, individual stocks with high-dividend yields or short-term Treasury exchange-traded funds (“ETFs”). The Power Dividend Mid-Cap Index is predicated, in part, on the S-Network Mid-Cap Dividend Index. The S-Network Mid-Cap Dividend Index is comprised of the 50 stocks from each of the eleven sectors with the highest dividend yields as of the last trading day of May. The Power Dividend Mid-Cap Index’s methodology is based on a model that indicates a favorable or defensive market position based on technical trends in the exponential moving average of the S-Network Mid-Cap Dividend Index. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent index values than index values from the beginning of the relevant time period. When in a favorable market position, the Power Dividend Mid-Cap Index is invested in the constituent securities that make up the S-Network Mid-Cap Dividend Index. When in a defensive market position, the Power Dividend Mid-Cap Index will be invested in the short term U.S. Treasuries, which means that the Fund’s portfolio will be invested in short term Treasury ETFs to obtain that exposure. The Power Dividend Mid-Cap Index and the Fund’s portfolio will rebalance holdings quarterly and reconstitute annually.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Power Dividend Mid-Cap Index. Changes in constituent securities that make up the Power Dividend Mid-Cap Index will normally be implemented for the Fund’s portfolio on the same trading day. In seeking to track the Power Dividend Mid-Cap Index, the Fund may engage in frequent trading of its portfolio which will result in a high portfolio turnover rate.

All Funds

The section entitled “Portfolio Managers” in the Prospectus for each Fund is hereby restated as follows:

Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser, and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, Co-CIO of the adviser and Robert Shea, Co-CIO and President of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Molari, Mr. Thompson and Mr. Dowler each have served the Fund as a Portfolio Co-Manager since it commenced operations in 2017. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-Managers since October 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

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This Supplement dated June 21, 2019, and the Funds’ Prospectus and Statement of Additional Information dated October 30, 2018, each provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-7-PWRINC, or by visiting the Fund’s website at www.powermutualfunds.com.

Please retain this Supplement for future reference.